UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  DECEMBER  31,  2008

                           ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


            DELAWARE                  0-3936            11-1826363
     (State or other jurisdiction  (Commission        (IRS Employer
           of incorporation)        File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                    11788
     (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  631-435-8300

                       NOT APPLICABLE
                       --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to
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following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
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[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On December 31, 2008, Robert Mitzman notified Orbit International Corp. (the "Company") of his resignation from the Board of Directors of the Company, effective as of that date. Mr. Mitzman will not stand for re-election to his position on the Board at the Company's June 19, 2009 stockholder's meeting and will no longer serve on the Company's Audit Committee and Nominating and Corporate Governance Committee.

     Following Mr. Mitzman's resignation, a majority of the Company's Board of Directors are independent as such term is defined under Nasdaq rules.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     None.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     January 7, 2009


                              Orbit International Corp.


                                By:/s/ Dennis Sunshine
                                   -------------------
                                   Dennis Sunshine
                                   Chief Executive Officer and President